Securities and Exchange Commission

                      Washington, DC  20549

                            Form 8 - K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                      of 1934

                 Date of Report May 23, 2001

                  Sterling Financial Corporation
      (Exact name of registrant as specified in its charter)


   Pennsylvania                                     0-16276
 (State or other                     (Commission File Number)
    jurisdiction
 of incorporation)

                              23-2449551
      (IRS Employer Identification Number

  101 North Pointe Boulevard, Lancaster, Pennsylvania
           (Address of principal executive offices)

                                  17601-4133
                                  (Zip Code)

Registrant's Telephone number, including area code:
                           (717) 581-6030

                            N/A
(Former name or former address, if changed since last
                             report)



Item 1.     Changes in Control of Registrant.

          Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.    Bankruptcy or Receivership.

          Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.    Other Events.

                     On May 23, 2001, Sterling Financial Corporation
                issued a press release announcing the declaration of a cash dividend. The aforementioned is attached as
                Exhibit 99.1 to this Current Report on Form 8-K.

Item 6.    Resignations of Registrant's Directors.

          Not Applicable.

Item 7.    Financial Statements and Exhibits.

          (a)    Not Applicable.

                    (b)    Not Applicable.

                    (c)    Exhibit:

                            99.1   Press Release of Sterling
                                   Financial Corporation,
                                   dated May 23, 2001.

Item 8.    Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.

                             SIGNATURES
     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                        Sterling Financial Corporation
                        (Registrant)

                      By: _______________________
                           John E. Stefan, President and
                           Chief Executive Officer


DATE     June 4, 2001

                          EXHIBIT INDEX


                                                      Page Number in
                                                      Manually Signed
    Exhibit                                              Original
     99.1       Press Release, of
                  Sterling Financial
                  Corporation
                  dated May 23, 2001.

                            Exhibit 99.1
                 STERLING FINANCIAL CORPORATION
                       DECLARES A CASH DIVIDEND

     LANCASTER, PA (May 23, 2001)-Sterling Financial Corporation (NASDAQ:SLFI), is pleased to announce that a $.19 per share cash dividend was declared on May 22, 2001. The dividend is payable on July 2, 2001 to shareholders of record June 15, 2001. This dividend represents a 2.7% increase over the $.185 dividend per share paid in July 2000.

     Sterling Financial Corporation now operates 49 banking locations through its subsidiary banks, Bank of Lancaster County, N.A., First National Bank of North East and Bank of Hanover and Trust
Company.



Contact: J. Roger Moyer, Jr. Chief Operating Officer and Senior
              Executive Vice President
             (717) 581-6030